UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 9, 2003


                              CITY HOLDING COMPANY
             (Exact name of registrant as specified in its charter)


         West Virginia                  0-17733                55-0619957
         -------------                  -------                ----------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation or organization)                           Identification Number)


                                25 Gatewater Road
                        Charleston, West Virginia, 25313
                    (Address of principal executive officers)


                                 (304) 769-1100
              (Registrant's telephone number, including area code)


                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

         On October 9, 2003, City Holding Company ("the Company") issued a news release, attached as Exhibit 99 hereto and incorporated herein by reference, announcing that the Board of Directors of the Company has authorized repayment of its 9.125% Junior Subordinated Deferrable Interest Debentures, Series B, issued by City Holding Company and held by City Holding Capital Trust II. In turn, City Holding Capital Trust II will repay its 9.125% Capital Securities traded on the NASDAQ exchange under the symbol (NASDAQ:CHCOP) on November 7, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits
99       News Release issued on October 9, 2003


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CITY HOLDING COMPANY


Date: October 9, 2003
                                        By: /s/ Michael D. Dean
                                        ----------------------------------
                                        Michael D. Dean
                                        Senior Vice President - Finance,
                                        Chief Accounting Officer and
                                        Duly Authorized Officer